SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 26, 1996

              Saxon Mortgage Securities Corporation, Series 1995-2
               (Exact name of registrant as specified in charter)


         Virginia                  34-0-20552                   54-1785164
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)


            4880 Cox Road
            Glen Allen, Virginia
            Attn:  Vice President                                   23060
    (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number including area code (804) 967-7400

              Saxon Mortgage Securities Corporation, Series 1995-2
                                    Form 8-K
                                      INDEX


                                                             Page Number

Item 5.           Other Events                                    3

Item 7.           Financial Statements and Exhibits               3

SIGNATURES                                                        4

INDEX OF EXHIBITS                                                 5

ITEM 5.  OTHER EVENTS

The Saxon Mortgage Securities Corporation, Series 1995-2 makes monthly remittances to security holders. The latest remittance was made August 26, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.



Monthly Remittance Statement.......................................Exhibit 1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

         1.  Monthly Remittance Statement dated as of August 26, 1996

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 4, 1996                                SAXON MORTGAGE SECURITIES
                                            CORPORATION


                                            By:______________________________

                                            Name:    Lisa R. Cooke
                                            Title:   Vice President

                                INDEX OF EXHIBITS

                                                          Page of Sequentially
                                                             Numbered Pages

1.       Monthly Remittance Statement dated                      6-14
         as of  August 26, 1996